SCHEDULE 14A INFORMATION



            Proxy Statement Pursuant to Section 14(a)
              of the Securities Exchange Act of 1934
                       (Amendment No. N.A.)



Filed by the Registrant [X]
Filed by a Party other than the Registrant
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
240.14a-12

                      HORIZON BANCORP, INC.
         (Name of Registrant as Specified In Its Charter)

                          Jack A. Selman
                      Selman & Munson, P.C.
                 111 Congress Avenue, Suite 1000
                       Austin, Texas  78701
            (Name of Person(s) Filing Proxy Statement
                  If Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box:
[X]  $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1),
     14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.
     1) Title of each class of securities to which transaction applies:
          N.A.
     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined:

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:



[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)   Amount Previously Paid:
          N.A.

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                [Horizon Bancorp, Inc. Letterhead]




                          August 8, 1996



Dear Fellow Shareholder:

     The Annual Meeting of the Shareholders of Horizon Bancorp, Inc. (the "Company") will be held on Tuesday, September 24, 1996 at 10:00 A.M. at the principal office of the Company located at 5800 MoPac Expressway, Austin, Texas. I hope each of you can attend. Whether or not you plan to attend, please review the enclosed Proxy Statement and then complete, sign and date the enclosed proxy and return it in the accompanying postpaid return envelope as promptly as possible. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the Meeting.

     In addition to the election of two directors, shareholders are being asked to consider two proposals regarding the Stock Option Plans of the Company. The first proposal involves an amendment to the existing 1992 Compensatory Stock Option Program to permit, without conditions, the exercise of those options that were adopted by the shareholders prior to the Company going public. The second is a proposal to ratify the adoption of the 1997 Stock Option and Incentive Plan. The Board has carefully considered these proposals and believes that their approval will enhance the ability of the Company to recruit and retain quality management. In addition, shareholders are being asked to ratify the appointment of BDO Seidman as the Company's auditors. Accordingly, your Board of Directors unanimously recommends that you vote for each of the proposals.

     We look forward to seeing you at the Annual Meeting. Should you have any questions, please do not hesitate to call. We appreciate your support and encouragement in the past and we look forward with great anticipation to your future support. Thank you for your attention to this important matter.

                                   Very truly yours,



                                   /s/ Douglas B. Kadison
                                   Douglas B. Kadison
                                   Chairman of the Board of
                                   Directors

                      HORIZON BANCORP, INC.
                   5800 North MoPac Expressway
                       Austin, Texas  78731

                 NOTICE OF ANNUAL MEETING OF THE
                           SHAREHOLDERS
                  TO BE HELD SEPTEMBER 24, 1996

To All Shareholders:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of Horizon Bancorp, Inc. (the "Company") will be held on Tuesday, September 24, 1996 at 10:00 A.M. at the principal office of the Company located at 5800 North MoPac Expressway, Austin, Texas, for the purpose of considering and acting on the following proposals:

     1. To elect two directors for a term of three years and until their successors are elected and qualified;

     2. To consider and act upon a proposal to ratify the adoption of the 1997 Stock Option and Incentive Plan;

     3. To consider and act upon a proposal to amend the Company's 1992 Compensatory Stock Option program to remove certain conditions for the exercise of such options;

     4. To consider and act upon a proposal to ratify the appointment of BDO Seidman as independent auditors for the Company for the current year; and

     5. To consider and transact such other business or matters as may properly be brought before the Meeting or any adjournments thereof. The Board of Directors is not aware of any such business or matters to come before the Meeting.

     Shareholders of record at the close of business on August 8, 1996 will be entitled to vote at the meeting and any adjournments thereof. Only shareholders of record as of the close of business on that date will be entitled to vote at the Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

                                   By Order of the Board of
                                   Directors



                                   /s/ Paul A. Antrim
                                   Paul A. Antrim, Secretary

Austin, Texas
August 8, 1996

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING.   WHETHER
OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE,
SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE
PROVIDED.

                         PROXY STATEMENT



                      HORIZON BANCORP, INC.
                   5800 North MoPac Expressway
                       Austin, Texas  78731



            _________________________________________

                  ANNUAL MEETING OF SHAREHOLDERS
                  To Be Held September 24, 1996
            _________________________________________



     The following statement is furnished in connection with the solicitation by the Board of Directors of Horizon Bancorp, Inc., herein referred to as the Company, of proxies to be used at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held at the hour of 10:00 A.M., Austin, Texas time on September 24, 1996, at the principal office of the Company, located at 5800 North MoPac Expressway, Austin, Texas, and at any adjournments thereof. Certain of the information provided herein relates to Horizon Bank & Trust, SSB (the "Bank"), a wholly-owned subsidiary of the Company.

     The Company's Annual Report to the Shareholders on Form
10-KSB, including the consolidated financial statements for the year ended April 30, 1996, accompanies this Proxy Statement and the form of proxy (the "Proxy"), which are being mailed to shareholders on or about August 14, 1996.

     Shareholders of record at the close of business on August 8, 1996 (the "Voting Record Date") will be entitled to notice of the Annual Meeting. At that date, there were issued and outstanding 1,386,757 shares of the Company's Common Stock, the holders of which are entitled to one vote for each share then held. The Company has no other class of securities outstanding.

              VOTING REQUIRED AND PROXY INFORMATION

     The presence, in person or by proxy, of the holders of at least one-third of the total number of shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. As to the election of the directors, the Proxy being provided by the Board of Directors enables a shareholder to vote for the election of the nominee proposed by the Board, or to withhold authority to vote for the nominee being proposed. Under the Texas Business Corporation Act, directors are elected by a plurality of the votes cast with a quorum present. The Company's Articles of Incorporation prohibit cumulative voting for the election of directors. In all matters other than the election of directors, the affirmative vote of those persons holding of record in the aggregate at least a majority of shares of stock present in person or by proxy and entitled to vote at the Annual Meeting or any adjournments thereof shall be the act of the shareholders. Abstentions are included in the determination of shares present and voting for purposes of whether a quorum exists, while broker non-votes are not. Neither abstentions nor broker non-votes are counted in determining whether a matter has been approved. In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

     Shareholders are requested to vote by completing the enclosed
Proxy and returning it signed and dated in the enclosed postage-paid envelope. Shareholders are urged to indicate their vote in the spaces provided on the Proxy. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed Proxies will be voted FOR the election of the two nominees for director named in this Proxy Statement, FOR ratification of the 1997 Stock Option Plan (the "Stock Option Plan"), FOR the amendment to the 1992 Compensatory Stock Option Program and FOR the ratification of the appointment of BDO Seidman as independent auditors of the Company for the current year. Returning your completed Proxy will not prevent you from voting in person at the Annual Meeting should you be present and wish to do so.

     Any shareholder giving a Proxy has the power to revoke it any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (Paul A. Antrim, Secretary, Horizon Bancorp, Inc., 5800 North MoPac Expressway, Austin, Texas 78731);
(ii) submitting a duly-executed Proxy bearing a later date; or
(iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. If you are a shareholder whose shares are not registered in your own name, you will need additional documentation from your record holder to vote personally at the Annual Meeting. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournments thereof and will not be used for any other meeting.

     The cost of solicitation of Proxies by mail on behalf of the Board of Directors will be borne by the Company. Proxies may be solicited by personal interview or by telephone, in addition to the use of the mails by directors, officers and regular employees of the Company and the Bank, without additional compensation therefor. The Company also has made arrangements with brokerage firms, banks, nominees and other fiduciaries to forward proxy solicitation materials for shares of Common Stock held of record by the beneficial owners of such shares. The Company will reimburse such holders for their reasonable out-of-pocket expenses.

     Proxies solicited hereby will be returned to the Board of Directors, and will be tabulated by inspectors of election designated by the Board of Directors, who will not be employed by, or a director of, the Company or any of its affiliates.

             PRINCIPAL HOLDERS OF VOTING SECURITIES

     The following table sets forth the beneficial ownership of the Common Stock as of August 8, 1996 by (i) each shareholder known to the Company to beneficially own more than five percent of the shares of Common Stock outstanding, (ii) each director of the Company, (iii) the executive officers of the Company appearing in the Summary Compensation Table below and (iv) all directors and executive officers as a group.

                                           Number of       Percent
                    Relationship With    Common Shares    of Class
Name and Address         Company       Benficially Owned    10


William B. Rhodes
1602 FM 1460
Round Rock, Texas
78664               Shareholder               98,415 1       6.50%


Laifer Capital
Management 6
45 West 45th Street
New York, New York
10036               Shareholder              115,800        7.64

Wellington Management
Company 7
75 State Street
Boston, Massachusetts
02107               Shareholder              106,000        7.00


Bay Pond Partners, L.P.
8
75 State Street
Boston, Massachusetts
02107               Shareholder               70,000        4.62

John Hancock Mutual 9
  Life Insurance
Company
101 Huntington Avenue
Boston, Massachusetts
02199               Shareholder              107,000        7.06

Douglas B. Kadison  Chairman of the
7706 Stoneywood Dr  Board, President
Austin, Texas 78731 and Chief Executive
                    Officer               208,754 2,11      13.78

Charles S. Nichols, Vice Chairman of
Jr.                 the Board and
3324 Perry Lane     Executive Vice
Austin, Texas 78731 President                186,716 2      12.32

Paul A. Antrim      Executive Vice
4309 Sendero Drive  President, Chief
Austin, Texas 78735 Financial Officer,
                    Secretary,Treasurer
                    and Director             114,494 2       7.56


Robert J. Ellis
7107 Brodie Lane
Austin, Texas 78731 Director                    9,000 3       0.59

Michael Rotman, M.D.
311 Addie Roy Road
Austin, Texas 78746 Director                  31,650 4       2.09

All Directors and
Executive
Officers as a Group (5
persons) including
those named above                            550,614 5      36.35

_______________________
1 As reported in a Schedule 13D dated August 3, 1996, Mr. Rhodes reported sole voting and dispositive power with respect to 98,415 shares owned by him. Includes options granted to Mr. Rhodes to acquire 200 shares of Common Stock of the Company which are immediately exercisable. Also includes a total of 500 shares of Common Stock held by Mr. Rhodes as trustee for five family members.
2 Includes options granted to Messrs. Kadison, Antrim and Nichols to acquire 39,688 shares each of Common Stock of the Company, immediately exercisable.
3 Includes options granted to Mr. Ellis to acquire 7,600 shares of Common Stock of the Company, immediately exercisable, and 500 shares held by A. G. Edwards as Trustee for the Individual Retirement Account of Mr. Ellis' spouse.
4 Includes options granted to Dr. Rotman to acquire 1,200 shares of Common Stock of the Company, immediately exercisable.
5 Includes the options and shares referred to in footnotes 2, 3, 4 and 11 herein.
6 As reported by Laifer Capital Management, Inc. in a Schedule 13G dated February 7, 1996, a registered investment adviser, reported sole voting and investment power with respect to the 115,800 shares of the Common Stock.
7 As reported by Wellington Management Company in a Schedule 13G dated February 9, 1996, a registered investment adviser, reported sole voting and investment power with respect to the 106,000 shares of the Common Stock.
8 As reported by Bay Pond Partners, L.P. in a Schedule 13G dated February 7, 1996, a registered investment adviser, reported sole voting and investment power with respect to the 70,000 shares of the Common Stock.
9 As reported by John Hancock Mutual Life Insurance Company ("John Hancock") and certain of John Hancock's subsidiaries, including John Hancock Advisors, Inc. ("JHA"), John Hancock Subsidiaries, Inc., John Hancock Asset Management and The Berkley Financial Group in a Schedule 13G dated January 26, 1996. JHA reported sole voting and investment power with respect to the 107,000 shares.
10 Assumes the exercise of all outstanding stock options of officers and directors only which results in 1,514,818 in outstanding shares.
11 Includes 2,000 shares of Common Stock held by Mr. Kadison and his spouse as trustees for their minor children.

           MATTERS TO BE VOTED ON AT THE ANNUAL MEETING

                           MATTER ONE.
                      ELECTION OF DIRECTORS

General

     The Company's Board of Directors consists of five members.
The Board is divided into three classes, each of which contains approximately one-third of the Board. Approximately one-third of the directors are elected annually. Directors of the Company are generally elected to serve for a three-year period or until their respective successors are elected and qualified. A purpose of the Annual Meeting is to elect two directors for a term of three years.

     The table below sets forth certain information, as of the Voting Record Date, regarding the composition of the Company's Board of Directors, including each director's term of office. The Board of Directors acting as the nominating committee has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the Annual Meeting FOR the election of the nominees identified below. If either or both of the nominees are unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominees as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why either nominee may be unable to serve, if elected. Except as disclosed herein, there are no arrangements or understandings between the nominees and any other person pursuant to which the nominees were selected.

                         Position(s) Held in  Director    Term
Name              Age 1       the Company        Since    to Expire

                      NOMINEES FOR DIRECTOR


Paul A. Antrim      50   Executive Vice           1985      1999
                         President, Chief
                         Financial Officer,
                         Secretary, Treasurer
                         and Director

Michael Rotman,M.D. 55   Director                 1992      1999

                  DIRECTORS CONTINUING IN OFFICE

Douglas B. Kadison  49   Chairman of the Board,   1985      1997
                         President and
                         Chief Executive Officer

Charles S.               Vice Chairman of the     1985      1997
  Nichols, Jr.      42   Board and Executive
                         Vice President

Robert J. Ellis     48   Director                 1992      1998

_________________
1    At the Voting Record Date.

     The following is a brief description of the business experience of the directors of the Company. All directors have held their present positions for at least five years unless otherwise indicated.

     Douglas B. Kadison. Mr. Kadison is the Chairman of the Board, President and Chief Executive Officer of the Company. He is also Chairman of the Board, President and Chief Executive Officer of the Bank. His chief responsibilities with the Company and the Bank include financial planning, general administration, employee relations and motivation, corporate planning and marketing strategy. Mr. Kadison also oversees the commercial lending activities of the Bank. Prior to his association with these companies, Mr. Kadison held several positions of responsibility in commercial real estate lending, although he did not serve in those capacities as a director or executive officer of a financial institution. Mr. Kadison received a Bachelor of Business Administration from the University of Wisconsin and has taken graduate business courses at New York University.

     Charles S. Nichols, Jr. Mr. Nichols is Vice Chairman of the Board and an Executive Vice President of the Company. Mr. Nichols is also a director and an Executive Vice President of the Bank. Mr. Nichols' principal responsibilities include corporate planning and management of residential lending operations, including construction lending. Prior to associating with these companies, Mr. Nichols held management positions in the mortgage banking industry. Mr. Nichols received a Bachelor and Master of Business Administration from Texas A&M University.

     Paul A. Antrim. Mr. Antrim is a director, Executive Vice President, Chief Financial Officer, Secretary and Treasurer of the Company. Mr. Antrim is also a director, Executive Vice President and Chief Financial Officer of the Bank. His principal responsibilities are corporate planning, financial management and general administration for the Bank. Prior to his association with these companies, Mr. Antrim served in several senior management positions in the mortgage banking industry. Mr. Antrim is a graduate of the University of Texas at Austin with a Bachelor of Business Administration. Mr. Antrim is a licensed Certified Public Accountant in the State of Texas.

     Robert J. Ellis. Mr. Ellis is a director of the Company and the Bank and owns and operates RJE Consulting, a management consulting business. Prior to founding RJE Consulting, Mr. Ellis was Vice President, General Manager and a shareholder of Communication Specialists, Inc., a commercial printing firm located in Austin, Texas. Prior to joining Communication Specialists, Inc., Mr. Ellis held various positions in the banking industry.
Mr. Ellis has received a Masters of Business Administration from Tulane University.

     Michael Rotman, M.D. Dr. Rotman is a director of the Company and the Bank. He is Texas Board Certified in Cardiovascular Disease and Internal Medicine. He attended medical school at the University of Texas Medical Branch, Galveston, Texas and received his advanced training at Duke Hospital, Durham, North Carolina. He currently is a practicing cardiologist in Austin, Texas.

     There are no family relationships among any directors or executive officers of the Bank or the Company.

Meetings and Committees of the Board of Directors of the Company and the Bank

     Meetings and Committees of the Company. The Company's Board of Directors meets at least annually and on an as-needed basis.
The Board of Directors met five times during fiscal 1996. No incumbent director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served during fiscal 1996. The Company does not currently compensate its directors for their service in such capacity, but outside directors of the Company receive directors fees for serving as directors of the Bank.

     The Board of Directors of the Company has standing Audit and Stock Option Committees.

     The Audit Committee recommends independent auditors to the Board, reviews the results of the auditor's services, reviews with management and the internal auditors the systems of internal control and internal audit reports and assures that the books and records of the Company are kept in accordance with applicable accounting principles and standards. The members of the Audit Committee are Directors Ellis and Rotman. This committee met once during the fiscal year ended April 30, 1996.

     The Stock Option Committee is also composed of directors Ellis and Rotman. This Committee is responsible for administering the Company's Stock Option Plan. See "Ratification of the 1997 Stock Option and Incentive Plan." This Committee did not meet during the fiscal year ended April 30, 1996.

     The entire Board of Directors of the Company acts as a nominating committee for selecting nominees for election as directors. While the Board of Directors of the Company will consider nominees recommended by shareholders, the Board has not actively solicited such nominations. Pursuant to the Company's Bylaws, nominations by shareholders must be delivered in writing to the Secretary of the Company at least 30 days before the date of the Meeting.

     Meetings and Committees of the Bank. The Bank's Board of Directors meets monthly and may have additional special meetings upon the written request of the Chairman of the Board, the President or at least a majority of the directors. The Board of Directors met twelve times during the fiscal year ended April 30, 1996. During fiscal 1996, no director of the Bank attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served, except that director Howard Owen did not attend 75% of the Bank's loan committee meetings due to conflicts with his primary business. Non-employee directors are paid a fee of $400 per month for attending regular and special meetings and $75 for each Loan Committee meeting attended. No fee is paid for service on any other committees. Board members who are employees of the Bank receive no fee for their service on the Board or its committees. The Bank has standing Executive, Audit, Investment, Compensation, Interest Rate Risk, and Loan Committees.

     The Bank's Executive Committee exercises the powers of the full Board of Directors between board meetings on internal operational matters. The Executive Committee is composed of Directors Kadison, Nichols and Antrim. Several officers of the Bank attend Executive Committee meetings in an advisory capacity without the power to vote. The Executive Committee met as frequently as once a week during the fiscal year ended April 30, 1996.

     Outside directors Robert Ellis, Howard Owen and Larry Rother serve on the Bank's Audit Committee with officer and advisory non-voting member Paul Antrim. The committee selects the Bank's independent accountants and meets with these accountants to discuss the scope and results of their annual audit. In the fiscal year ended April 30, 1996 the Audit Committee met one time in joint meetings with the Board of Directors.

     The Bank's Investment Committee is responsible for the review and recommendation of securities investments for the Bank. The members of that Committee are Paul Antrim, Robert Ellis, Douglas Kadison and S. Mark Powell. The Investment Committee met four times in fiscal 1996.

     The Compensation Committee of the Bank is responsible for recommending to the Board of Directors of the Bank the salary actions (hiring, raises, bonuses) for all officers (vice president and above) and any employee whose annual compensation (exclusive of incentive bonuses) is equal to or greater than $50,000. Outside directors Robert Ellis, Howard Owen and Larry Rother are the sole members of this Committee. The Compensation Committee met seven times in fiscal 1996.

     The Interest Rate Risk Committee is comprised of Paul Antrim, Douglas Kadison, Charles Nichols and Nancy Nichols. This Committee meets at least monthly to review deposit levels and rates, loan rates, funding needs and liquidity and to generally assess the Bank's asset/liability mix. This Committee met fourteen times in fiscal year 1996.

     The Loan Committee meets almost weekly to review and take action on loan applications that are outside the authority of the loan officers. The members of the Loan Committee include Paul Antrim, Robert Ellis, Douglas Kadison, Charles Nichols, Larry Rother and Howard Owen. Mr. Mark Monroe, who is a senior officer of the Bank, also serves as an advisory non-voting member of the Loan Committee. The Loan Committee met forty-seven times in fiscal year 1996.

Executive Compensation

     During the year ended April 30, 1996, the Company did not pay separate compensation to its executive officers. Separate compensation will not be paid to the officers of the Company until such time as the officers of the Company devote significant time to separate management of Company affairs, which is not expected to occur until the Company becomes actively involved in additional significant business beyond that of the Bank.

     The following table sets forth information concerning the compensation paid or granted to the Bank's Chief Executive Officer, its Chief Financial Officer and its Chief Lending Officer in fiscal years ended April 30, 1996, 1995 and 1994. No other executive officer of the Bank had an aggregate salary and bonus which exceeded $100,000 in fiscal 1996.


                       Summary Compensation Table
                                               Long Term
                                              Compensation
                                                 Awards      All
                    Annual Compensation                     Other
                                        Other              Compen-
Name and                               Annual    Options/  sation
Principal      Fiscal  Salary  Bonus  Compensa-  SAR's 3    2 ($)
Position      Year 4   ($)     1($)    tion ($)    (#)

Douglas B.
Kadison,
President
and Chief       1996  $110,346  $69,922 $  395       --    $8,814
Executive       1995   104,100   55,155  1,618    6,300     2,741
Officer         1994    81,000   50,703  1,765    5,400     2,476

Paul A. Antrim,
Executive Vice
President       1996   100,488    63,675      5        --    14,624
and Chief       1995    94,800    50,230    240     6,300     4,902
Financial       1994    77,000    48,199    450     5,400     4,761
Officer

Charles S.
Nichols, Jr.,  1996   107,166    67,907     255        --    17,603
Executive Vice 1995   101,100    53,575   2,273     6,300     2,746
President      1994    81,000    50,703   1,525     5,400     2,651
________________
1    Includes bonuses accrued and paid subsequent to fiscal year end.
2 Taxable fringe benefits including excess life insurance premiums and value of personal use of Bank provided automobile as are determined as of the end of the calendar year for tax purposes.
3    The term "SAR" refers to stock appreciation rights.
4    For the fiscal years ended April 30, 1996, 1995 and 1994.

All Other Compensation includes the following:


                                        1996      1995      1994


Company Contribution to 401(k) Plan for:

Douglas B. Kadison                      $2,667    $    --   $    --

Paul A. Antrim                          $2,090    $    --   $    --

Charles S. Nichols, Jr.                 $2,667    $    --   $    --

Value of Personal Use of Company Provided
Automobile for: 1

Douglas B. Kadison                      $2,236    $2,420    $2,224
Paul A. Antrim                          $4,988    $4,601    $4,525
Charles S. Nichols, Jr.                 $2,631    $2,425    $2,399

Cost of Life Insurance Provided
by Company of Which 1 the Benefit
Exceeded $50,000 for:

Douglas B. Kadison                      $ 569     $ 321     $ 252
Paul A. Antrim                          $ 546     $ 301     $ 236
Charles S. Nichols, Jr.                 $ 511     $ 321     $ 252

One-Time Settlement of Excess Accrued
Vacation Paid on Basis of 35% of
Current Salary for:

Douglas B. Kadison                      $3,342    $    --   $    --
Paul A. Antrim                          $7,000    $    --   $    --
Charles S. Nichols, Jr.                 $11,794   $    --   $    --

________________
1 These items are as determined at the end of the calendar year for tax purposes.

Employment Agreements

     Effective on completion of the Company's public stock offering on March 14, 1995, the Bank entered into employment agreements with Messrs. Kadison, Nichols and Antrim. The current salaries of those three officers are $121,381, $117,883 and $110,537, respectively. The employment agreements are designed to assist the Bank in maintaining a stable and competent management team. The continued success of the Bank depends to a significant degree on the skills and competence of its officers. The agreements provide for termination upon the employee's death, disability, for cause or in certain events specified by federal regulations. The employment agreements are also terminable by the employee upon 90 days notice to the Bank.

     These employment agreements provide for an initial term of up to three years. The term of employment under the employment agreement is automatically extended for a period of one year, in addition to the then-remaining term thereunder, on each anniversary of the employment agreement. The employment agreements provide for salary payments during the remainder of the term of the agreement and for a lump sum payment to the employee of up to 299% of his then-current annual compensation in the event there is a change in control of the Bank and employment terminates involuntarily in connection with such change in control of the Bank or the Company or within 12 months thereafter. These termination payments are subject to reduction if, in the event of a change in control, any payments to the employee would be non-deductible by the Bank under
Section 280G of the Internal Revenue Code (the "Code"). For the purposes of the employment agreements, a change in control is defined as an acquisition of control of the Bank or the Company (other than by a trustee or other fiduciary holding securities under an employee benefit plan of the Company or its subsidiary) as defined in FDIC regulations which could require the filing of a notice of change in control. The agreements guarantee participation in an equitable manner in employee benefits applicable to executive personnel.

     Based on current salary information, if Messrs. Kadison, Nichols and Antrim had been terminated as of April 30, 1996, under circumstances entitling them to severance pay as described above, they would have been entitled to receive a lump sum cash payment of approximately $329,935, $320,426 and $300,459, respectively.

Benefit Plans

     General. The Bank currently provides health care benefits to its employees, including hospitalization and comprehensive medical insurance, life and disability insurance, subject to certain deductibles and co-payments by employees and other limitations.

     Incentive Compensation Plan. The Bank has an Incentive Compensation Plan (the "Plan") under which the Bank provides incentive compensation awards to those key employees who attain and sustain consistently high levels of performance that exceed expectations and that contribute significantly to the success, profitability and return to the Bank and the Company. The first year of that Plan was fiscal year 1994. For the year ended April 30, 1996, the Bank had awarded $190,800 of 1996 incentive compensation awards to three employees.

     The Plan is designed to support the achievement of the Bank's organizational mission, long-term goals and objectives as delineated in the five-year strategic plan and supporting financial goals contained therein. Incentive compensation awards are based upon individual contributions to performance as measured by: selected financial ratios, operating results and other qualitative evaluations as specifically defined for the Plan participants. These measures are constructed to recognize the influence of both internal and external factors on performance by establishing the relationship of actual performance to benchmark expectations. The benchmark measures will include operating performance data, external peer group comparisons and other specific objectives agreed upon between a Plan participant and his executive manager.

     The Plan protects shareholders' interests by requiring a minimum return from earnings before any performance incentives can be made. At the same time, the Plan specifies annual goals that are the same as those contained in the strategic plan which is to be updated annually and approved by the Board of Directors. The Plan incorporates the use of the Bank's employee performance planning and evaluation process as described in the Bank's personnel policy and compensation administrative program. Although initial implementation of the Plan contemplates inclusion of the senior officers only, the Plan has been designed to permit future inclusion of other key individuals.

     The calculation of percent of earnings to be available for distribution to Plan participants, and the individual incentive formulas, are constructed to provide awards consistent with the goals for earnings levels contemplated in the strategic plan financial objectives and approved by the Board of Directors. The incentive formulas ensure a level of incentive award that is competitive with comparable positions and levels of performance in other financial institutions in order that the Bank will be able to attract, retain and motivate high-quality personnel to sustain profitability, continued growth and other goals and objectives of the Bank as delineated in its strategic plan.

     At the option of the participant, each annual incentive award will be paid in cash as soon as possible after the computation of the award, or some or all of the award may be deferred to a future year or years.

     The Plan has been established to augment regular salary and benefits programs of the Bank. The Plan is not meant to be a substitute for salary levels and increases, but, rather, is intended to recognize and reward "exceptional" performance.

     The Compensation Committee of the Bank's Board of Directors is assigned primary responsibility for the administration of the Plan. However, it is the Compensation Committee that will recommend, and the full Board of Directors that will approve or disapprove, final disposition of all matters pertaining to administration of the Plan.

     The Compensation Committee, with Board approval, has the responsibility to interpret, administer and amend the Plan as necessary. The recommendations of the Committee as approved by the Board, affecting the construction, interpretation and administration of the Plan, shall be final and binding on all parties, including the Bank and its employees.

     Matters before the Compensation Committee shall be decided based upon a majority vote of the committee members and recommended to the Board of Directors for approval and final action. Any officer of the Bank who also serves as a member of the Compensation Committee shall not be authorized to vote on matters relating to the eligibility for or determination of their own performance incentive compensation awards.

     Before the beginning of each Plan year, the Compensation Committee reviews and revises, as appropriate, any operating rules of the Plan. Performance measurements and the relative weighing of any of the performance targets may be changed in order to emphasize specific goals and objectives of the strategic plan. However, it is anticipated that the Plan will require modification only in the event of significant changes in economic, regulatory, personnel or performance occurrences. The Chief Executive Officer will inform the Compensation Committee of any proposed changes to the operating rules.

     Computation of incentive awards for individual participants will be performed by the Chief Executive Officer or his designee. Maintenance of Plan records, including but not limited to participant payments and deferred awards, shall be the responsibility of the Chief Financial Officer. Such computations and records may be audited by the independent auditors of the Company.

     The Compensation Committee, with Board approval, may exclude extraordinary occurrences which could affect the performance awards, either positively or negatively, but are of their nature outside the significant influence of Plan participants. The characteristics of such extraordinary occurrences are generally that they involve the Board of Directors in (i) the original decision to take a given action, (ii) advance of the occurrence and
(iii) issues most often related to a restructuring of assets, or unusual expense or income realization.

     Extraordinary occurrences may be excluded when calculating performance results to ensure that the best interests of the Bank and its shareholders are not brought into conflict with the best interests of Plan participants. When and if extraordinary occurrences are excluded from the calculation of individual performance measures, they should also be excluded in calculating the bonus pool.

     Stock Option Plans. The Company has issued stock options to the employees, officers and directors of the Bank in the Company's 1992, 1993 and 1994 Stock Option Plans. Under these three Plans the Company has options for 127,400 shares to an aggregate of 33 employees, officers and directors. In addition, the Company has the authority to issue an additional 40,000 shares of its common stock pursuant to its 1996 Stock Option and Incentive Plan. No option awards have been granted under that Plan. Finally, the Company in 1992 issued 68,808 shares of compensatory stock options to three officers and one shareholder of the Company for them personally guaranteeing certain debts of the Company. See "Matter Three-Amendment to 1992 Compensatory Stock Option Program." None of the above described options have been exercised.

     401(k) Plan. The Bank has adopted a plan under Section 401(k) of the Internal Revenue Code effective May 1, 1995. Under this plan, a full-time employee age 21 or older who has been employed by the Bank for a least one year may make a salary reduction contribution in an amount equal to up to 25% of his salary. The Bank makes an additional contribution in an amount equal to 25% of the first 6% of the employee's salary contributed to the plan by the employee. All contributions and earning are fully and immediately vested. The Bank has the option each year to make a supplemental year-end contribution. For fiscal year 1996, the Bank has determined not to make a supplemental contribution. No determination has been made for fiscal year 1997.

Certain Transactions

     Indebtedness of Management. The Bank, like many financial institutions, may make home mortgage, personal business or consumer loans to directors, officers, shareholders and employees of the Bank. These loans must be made in the ordinary course of business and on the same terms and conditions, including interest rates and collateral, as those of comparable transactions prevailing at the time with non-affiliated parties. Loans to executive officers, directors, persons owning five percent or more of the stock of the Company and their related persons must be approved by a majority of the disinterested members of the Board of Directors and are subject to a number of additional restrictions. Loans to non-officer employees can be approved by a lending officer as long as they are disclosed to the compliance officer or the senior lending officer. The Bank's affiliates must qualify for any loan on the same terms and conditions that apply to other customers. Outstanding loans (including letters of credit but excluding credit card and overdraft lines) to executive officers, directors and five percent or more shareholders of the Company, and their affiliates, amounted to $696,791, or 6.2% of the Company's stockholders' equity at April 30, 1996.

     The following table sets forth the indebtedness of executive officers and directors of the Bank and the Company, five percent or more shareholders of the Company and members of the immediate family of such executive officers or directors who are or were indebted to the Bank at any time since May 1, 1994 in an amount in excess of $60,000. The information set forth below includes amounts originated before April 30, 1996.

                                    Largest
                                    Amount
                                    Outstand- Balance
                                    ing Since   at
Name and       Date of   Type of    May 1,    April 30,  Interest
Position       Loan      Loan       1994       1996        Rate

Douglas B.
Kadison
President      8/25/88   Homestead  $166,504   $141,645     COF1

Charles S.
Nichols, Jr.
Executive Vice
President      8/1/88    Homestead  $164,370   $142,507     COF1

Nancy Nichols
Senior Vice
President      9/28/88   Homestead  $ 63,364   $ 58,623     COF1

Howard Owen,   5/9/95    Securities $ 60,000   $ 41,608   12.25%
Director       7/6/95    Overdraft  $  7,500   $  7,283   18.00%
                         Line of
                         Credit

S. Mark Powell,3/10/95   Real Estate$135,000   $125,000    9.75%
Director       8/23/95   Commercial $ 40,000   $ 39,000   11.75%

Michael Rotman,11/15/95  House 2    $ 82,575   $ 82,075    9.00%
Director       5/11/95   Letter of  $100,000   $100,000   12.25%
                         Credit 3
_______________
1 The interest rate on this loan is at the cost of funds of the Bank. See a description of the terms below.
2    Mr. Rotman has guaranteed this loan for his son.
3    This is a standby letter of credit which has not been drawn.

     Home mortgage loans were made to certain executive officers and directors under regulations applicable at the time these loans were made. These regulations allowed the Bank to make qualifying mortgage loans at the Bank's cost of funds as long as those directors or officers remained employees or directors of the Bank or the Company. The interest rate on these loans adjusts annually to the Bank's then-current cost of funds. If the person's term on the Bank's or the Company's Board of Directors ends and employment with the Bank or the Company terminates, the loan reverts to a market rate of interest on the next adjustment date. There are currently three outstanding loans to two directors of the Company and one executive officer of the Bank, and the following table indicates their status at April 30, 1996:

                                              Outstanding
          Officer/Director                  Principal Balance
          Douglas B. Kadison                    $141,645
          Charles S. Nichols, Jr.               $142,507
          Nancy Nichols                         $ 58,623

     No directors or executive officers of the Company or the Bank, five percent shareholders of the Company or immediate family members of such individuals were engaged in transactions with the Company, the Bank or any subsidiary involving more than $60,000 during the last two fiscal years ended April 30, 1996 except those detailed above.

     The Company's Board of Directors unanimously recommends a vote FOR the election of Paul A. Antrim and Michael Rotman as directors.

                           MATTER TWO.

                       RATIFICATION OF THE
               1997 STOCK OPTION AND INCENTIVE PLAN

General

     The 1997 Stock Option and Incentive Plan (the "Stock Option Plan") has been adopted by the Board of Directors of the Company, subject to ratification by the shareholders of the Company. Approval by the shareholders of the adoption of the Stock Option Plan will authorize the granting of future awards pursuant to the provisions of the Stock Option Plan. Except for the formula awards to non-employee directors of the Company, the 1997 Stock Option Plan is virtually identical to the 1996 Stock Option Plan approved at the 1996 shareholder meeting. Pursuant to the terms of the Stock Option Plan, 65,000 shares of the Company's Common Stock are reserved for issuance thereunder. Persons eligible to be selected as participants include all employees, officers, directors and advisory directors of the Company. Approximately 64 persons are currently eligible to participate in the Stock Option Plan.

     Awards for 196,208 shares of the Company's Common Stock are outstanding to officers, directors, advisory directors and employees pursuant to other Company stock option plans.

     The Board of Directors believes that it was appropriate for the Company to adopt a flexible and comprehensive stock option and incentive plan which permits the granting of a variety of long-term incentive awards to directors, officers and employees as a means of enhancing and encouraging the recruitment and retention of those individuals on whom the continued success of the Company most depends. However, because the awards are granted only to eligible directors, advisory directors, officers and employees of the Company, the adoption of the Stock Option Plan could make it more difficult for a third party to acquire control of the Company and therefore could discourage offers for the Company's Common Stock that may be viewed by the Company's shareholders to be in their best interest. In addition, certain provisions included in the Company's Articles of Incorporation and Bylaws may discourage potential takeover attempts. Included among these provisions are provisions (i) requiring a supermajority vote of shareholders for approval of certain business combinations, (ii) establishing a staggered Board of Directors and (iii) authorizing a class of preferred stock with terms to be established by the Board of Directors. These provisions could prevent the sale or merger of the Company even where a majority of the shareholders may approve of such transaction.

     Additionally, federal regulations prohibit the beneficial ownership of more than 10% of the stock of a savings bank, such as the Bank, without prior approval of the federal and state regulatory authorities. Federal and state law and regulations also require approval prior to the acquisition of "control" (as defined in the regulations) of an insured institution, including a holding company thereof. These regulations could have the effect of discouraging takeover attempts of the Company.

     Attached as Exhibit A to this Proxy Statement is the complete text of the Stock Option Plan. The principal features of the Stock Option Plan are summarized below.

Principal Features of the Stock Option Plan

     The Stock Option Plan provides for awards in the form of stock options, stock appreciation rights ("SAR's"), limited stock appreciation rights ("Limited SAR's") and restricted stock. Each award shall be on such terms and conditions, consistent with the Plan, as the committee administering the Plan may determine.
Awards to non-employee directors of the Company are established by a fixed formula. See "Non-Employee Director Awards."

     Shares may be either authorized but unissued shares or reacquired shares held by the Company in its treasury. Any shares subject to an award which expires or is terminated unexercised will again be available for issuance under the Stock Option Plan or any other plan of the Company or its subsidiaries. Generally, no award or any right or interest therein is assignable or transferable except under certain limited exceptions set forth in the Plan.

     The Stock Option Plan is administered by a committee consisting of at least two non-employee members of the Board of Directors of the Company (the "Committee"), none of whom are eligible to receive discretionary awards under the Stock Option Plan. Directors Ellis and Rotman have been appointed as the present members of the Committee. In granting awards under the Stock Option Plan, the Committee considers, among other things, position and years of service, value of the participant's services to the Company and the Bank and the added responsibilities of such individuals as director and officers of a public company.

Non-Employee Director Awards

     Under the terms of the Stock Option Plan, ten-year, non-qualified stock options are intended to be granted to the current non-employee directors of the Company in a total amount of 10,964 shares if any options are granted under the Stock Option Plan. The number of stock option shares intended to be granted under the Stock Option Plan would be 7,309 shares to non-employee director Robert Ellis and 3,655 shares to non-employee director Michael Rotman. The options granted under the Stock Option Plan will have an exercise price equal to the market value per share of the Common Stock on the date of the grant. All of these grants are made upon consideration of past services rendered to the Bank and the Company and in an amount deemed necessary (after a review of grants made by other converting institutions) to encourage the continued retention of the non-employee directors who are considered necessary for the continued success of the Bank and the Company.

Stock Options

     The term of stock options will not exceed ten years from the date of grant. The Committee may grant either "incentive stock options" as defined under Section 422 of the Code or stock options not intended to qualify as such ("non-qualified stock options").

     In general, stock options will not be exercisable after the expiration of their terms. Unless otherwise determined by the Committee, in the event that a participant ceases to maintain continuous service (as defined in the Stock Option Plan) to the Company, or one of its subsidiaries, for any reason other than death or termination for cause, an exercisable stock option will continue to be exercisable for three months (or one year in the case of a disability as defined in Section 22(e)(3) of the Code) but in no event after the expiration date of the option. In the event of the death of a participant during such service or within three months (or in the case of a disability within the meaning of Section 22(e)(3) of the Code, the one-year period referred to above) following termination, an exercisable option will continue to be exercisable for one year, to the extent exercisable by the participant immediately prior to his death, but in no event later than ten years after grant. Following the death of any participant, the Committee may, as an alternative means of settlement of an option, elect to pay to the holder an amount of cash equal to the amount by which the market value of the shares covered by the option on the date of exercise exceeds the exercise price. A stock option will automatically terminate and will no longer be exercisable as of the date a participant is terminated for cause.

     Subject to certain limited exceptions, the exercise price for the purchase of shares subject to a stock option at the date of grant may not be less than 100% of the market value of the shares covered by the option on that date. The exercise price must be paid in full in cash or shares of Common Stock, or a combination of both, as determined by the Committee.

Stock Appreciation Rights

     The Committee may grant SAR's at any time, whether or not the participant then holds stock options, granting the right to receive the excess of the market value of the shares represented by the SAR's on the date exercised over the exercise price. SAR's generally will be subject to the same terms and conditions and exercisable to the same extent as stock options, as described above. Upon the exercise of a SAR, the participant will receive the amount due in cash or shares, or a combination of both, as determined by the Committee. SAR's may be related to stock options ("tandem SAR's"), in which case the exercise of one will reduce to that extent the number of shares represented by the other. Notwithstanding the foregoing, no SAR may be exercisable by a director, senior officer (as defined in the Stock Option Plan) or ten percent beneficial owner (as defined in the Stock Option Plan) of the Company within six months of the date of its grant.

     SAR's will require an expense accrual by the Company each year for the appreciation on the SAR's which it is anticipated will be exercised. The amount of the accrual is dependent upon whether and the extent to which the SAR's are granted and the amount, if any, by which the market value of the SAR's exceeds the exercise price.

Limited Stock Appreciation Rights

     Limited SAR's will be exercisable only for a limited period in the event of a tender or exchange offer for shares of the Company's Common Stock, other than by the Company, where 25% or more of the outstanding shares are acquired in that offer or any other offer which expires within 60 days of that offer. The amount paid on exercise of a Limited SAR will be the excess of (a) the market value of the shares on the date of exercise, or (b) the highest price paid pursuant to the offer, over the exercise price. Payment upon exercise of a Limited SAR will be in cash.

     Limited SAR's may he granted at the time of, and must be related to, the grant of a stock option or SAR. The exercise of one will reduce to that extent the number of shares represented by the other. Limited SAR's will be exercisable only for the 45 days following the expiration of the tender or exchange offer, during which period the related stock option or SAR will be exercisable. However, no Limited SAR will be exercisable by a director, senior officer or ten percent beneficial owner of the Company within six months of the date of its grant.

Restricted Stock

     The Committee may grant restricted stock, subject to forfeiture, if the participant fails to remain in the continuous service of the Company, or one of its subsidiaries, as a director, officer or employee for a stipulated period which may not be less than six months from the date of grant. The holder of restricted stock shall have all of the rights of a shareholder, including the right to receive dividends (with payment deferred if the Committee so decides) and the right to vote the shares. The participant may not, however, sell, assign, transfer, pledge or otherwise encumber any of the restricted stock during the restricted period.

     The Committee may, in its discretion, accelerate the time at which any or all restrictions will lapse, or may remove any or all of the restrictions. In the event a participant ceases to be employed by reason of death, disability or retirement, restricted stock still subject to restrictions will be free of these restrictions in proportion to the portion of the restricted period then elapsed, unless otherwise provided by the Committee. In the event of termination for any other reason, all shares will be forfeited and returned to the Company, unless the Committee provides otherwise.

Effect of Merger and Other Adjustments

     Shares as to which awards may be granted under the Stock
Option Plan, and shares then subject to awards, will be adjusted by the Committee in the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure of the Company.

     In the case of any merger, consolidation or combination of the Company with or into another company or other entity, whereby either the Company is not the continuing company or its outstanding shares are converted into or exchanged for securities, cash or property, or any combination thereof pursuant to a plan or agreement the terms of which are binding upon all shareholders, any participant to whom a stock option, SAR or Limited SAR has been granted at least six months prior to such event will have the right (subject to other provisions of the Stock Option Plan) upon exercise of the option, SAR or Limited SAR to an amount equal to the excess of fair market value on the date of exercise of the consideration receivable in the merger, consolidation or combination with respect to the shares covered or represented by the stock option, SAR or Limited SAR over the exercise price of the option, SAR or Limited SAR multiplied by the number of shares with respect to which the option, SAR or Limited SAR has been exercised. Unless the Committee shall otherwise provide, in the event of a merger, consolidation or combination of the Company with or into another company pursuant to terms specified above, the restricted period shall lapse with respect to restricted stock awarded at least six months prior to such event.

     The restricted period with respect to an award of restricted stock will lapse, and the stock will become fully vested, if the service of a participant is involuntarily terminated for any reason within 18 months after a change in control of the Company. A change in control will be deemed to occur when (i) a person or group becomes the beneficial owner of shares of the Company representing 25% or more of the total number of votes which may be cast for the election of the Board of Directors of the Company,
(ii) in connection with any tender or exchange offer (other than an offer by the Company), merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who are Directors of the Company cease to be a majority of the Board of Directors, or (iii) shareholders of the Company approve a transaction pursuant to which the Company will cease to be an independent publicly-owned thrift holding company or pursuant to which substantially all of its assets will be sold; provided, however, that the occurrence of any such events shall not be deemed a change in control if, prior to such occurrence, at least a majority of the Board of Directors approves such occurrence.

     In addition, in the event of a tender or exchange offer (other than an offer made by the Company) or if the event specified in clause (iii) above occurs, all outstanding stock options and SAR's not fully exercisable will become exercisable in full and remain so for a period of 60 days, after which they will revert to being exercisable in accordance with their terms. However, no stock option or SAR will be exercisable by any director, senior officer or ten percent beneficial owner of the Company, or one of its subsidiaries, within six months of the date of the grant of such stock option or SAR and no options or SAR's previously exercised or terminated shall be exercisable.

Amendment and Termination

     The Board of Directors of the Company may at any time amend, suspend or terminate the Stock Option Plan or any portion thereof but may not, without the prior approval of the shareholders, make any amendment which (i) materially increases the total number of shares which may be subject to awards, (ii) materially increases the number of shares which may be subject to awards to participants who are not employees, or (iii) changes the class of persons eligible to participate in the Stock Option Plan. Unless previously terminated, the Stock Option Plan shall continue in effect for a term of ten years from the earlier of the date that the Stock Option Plan is adopted or the date that the shareholders' approval of the Plan is obtained, after which no further awards may be granted under the Stock Option Plan.

Federal Income Tax Consequences

     Under present federal income tax laws, awards under the Stock Option Plan will have the following consequences:

(1) The grant of an award will neither, by itself, result in the recognition of taxable income to the participant nor entitle the Company to a deduction at the time of such grant.

(2) The exercise of a stock option which is an "Incentive Stock Option" within the meaning of Section 422 of the Code will generally not, by itself, result in the recognition of taxable income to the participant nor entitle the Company to a deduction at the time of such exercise. However, the difference between the exercise price and the fair market value of the option shares on the date of exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax to the participant. The participant will recognize long-term capital gain or loss upon resale of the shares received upon such exercise, provided that the participant holds the shares for more than two years following the grant and more than one year following exercise. The gain recognized upon sale of the incentive stock option will generally be taxed at the ordinary income tax rates then in effect.

(3) The exercise of a stock option which is not an Incentive Stock Option will generally result in the recognition of ordinary income by the participant on the date of exercise in an amount equal to the difference between the exercise price and the fair market value on the date of exercise of the shares acquired pursuant to the stock option.

(4) The exercise of a SAR will result in the recognition of ordinary income by the participant on the date of exercise in an amount of cash, and/or the fair market value on that date of the shares, acquired pursuant to the exercise.

(5) Holders of restricted stock will recognize ordinary income on the date that the shares of restricted stock are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date. In certain circumstances, a holder may elect to recognize ordinary income and determine such fair market value on the date of the grant of the restricted stock. Holders of restricted stock will also recognize ordinary income equal to their dividend or dividend equivalent payments when such payments are received.

(6) The Company will generally be allowed a deduction at the time, and in the amount of, any ordinary income recognized by the participant under the various circumstances described above, provided that the Company meets its federal withholding tax obligations.

Awards Under the Stock Option Plan

     Except for the non-employee director grants described above, no awards have been granted under the Stock Option Plan. The benefits and amounts of such Awards are not currently determinable.

     The following table sets forth information with respect to options that would have been received by or allocated to each indicated individual or group listed therein if the 1997 Stock Option and Incentive Plan had been in effect during fiscal 1995.

               1997 STOCK OPTION AND INCENTIVE PLAN


Name and Position                            Number of Units 1

Douglas B. Kadison, President and Chief
Executive Officer                                   7,200

Paul A. Antrim, Executive Vice President and
Chief Financial Officer                             7,200

Charles S. Nichols, Jr., Executive Vice
President                                           7,200

All current executive officers as a group          21,600

All non-employee directors as a group               6,800

All employees, including all current officers,
who are not executive officers, as a group         36,600

1 Each unit represents an option to purchase one share of Company Common Stock.

     Pursuant to regulations under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), an option grantee participant is no longer penalized for selling the Common Stock received upon exercise of an option within six months of exercise so long as the sale occurs six months after the date of the option grant. Accordingly, an option grantee participant is no longer subject to the risk that the value of the stock received upon exercise will decrease below the exercise price before the grantee is able to sell such stock without penalty.

     The Board of Directors of the Company unanimously recommends a vote FOR this proposal.

                          MATTER THREE.
       AMENDMENT TO 1992 COMPENSATORY STOCK OPTION PROGRAM

     The Company adopted a Compensatory Stock Option Program in 1992 to award stock options for 68,808 shares of the Company to Douglas B. Kadison, Charles S. Nichols, Jr., Paul A. Antrim and William Waxman (collectively the "Option Holders") each of whom personally guaranteed certain debts of the Company. The Program was approved by the shareholders of the Company and the options were issued pursuant to Stock Option Agreements to the Option
Holders.   Under their terms, the Options could only be exercised
if (i) all of the debt of the Company existing as of September 30, 1992 had been fully paid and satisfied, (ii) any pledge of the Company's stock of Horizon Bank & Trust, SSB to secure the debt of the Company must have been approved by the holders of the Company's capital stock entitled to vote at least 66 2/3% of the shares of all classes of the Company, and (iii) the book value per share of the Common Stock must be at least $3.50 per share of the Common Stock. These conditions for exercise have been met for the last two fiscal years and the Board of Directors of the Company believes that they are no longer necessary. Furthermore, condition (ii) would impair the Option Holder's ability to exercise these options if the Company decided to borrow funds secured by the stock of the Bank. The purpose of the proposed amendment to the Program is to delete these exercise conditions from the Program. The Board believes that such an amendment is in the best interest of the Company in that it does not impair the prior options granted in the event the Company desires to borrow money by pledging the Bank's stock.

Summary Description of Program

     The 1992 Compensatory Stock Option Program options were granted for a period of ten years beginning September 30, 1992. The exercise price per share is $0.50 except for the options granted to William M. Waxman (a former director of the Company and the Bank), which options do not require a payment of any consideration for exercise. The persons granted these options and the number of option shares granted are as follows:

                                                Number of
          Name                               Optioned Shares
          Douglas B. Kadison                      18,988
          Charles S. Nichols, Jr.                 18,988
          Paul A. Antrim                          18,988
          William M. Waxman                       11,844
               Total                              68,808

     None of these options have been exercised by the above persons.

Business Purpose

     Since the date the Options were granted, the Company has listed its shares of common stock on NASDAQ and those shares are publicly traded. In addition, the exercise conditions referred to above have all been met for the last two fiscal years and the Board of Directors of the Company no longer believes they are necessary as a part of the Program. In particular, the requirement that the shareholders of the Company must approve any borrowings by the Company in which the stock of the Bank is pledged or impair the Program options is cumbersome to the operations of the Company.

     The Company has no current plans to borrow funds, but may find it useful to do so in the future. Such borrowings could be used to support the future expansion of operations or diversification into other banking-related businesses and for other business or investment purposes, including possibly the repurchase of the Company's Common Stock. The Board of Directors has the authority to adopt stock repurchase plans, subject to statutory and regulatory requirements. Since the Company has no current plans in this area, there is currently insufficient information upon which an intention to repurchase stock could be based.

     The Board of Directors of the Company unanimously recommends a vote FOR this proposal.

                           MATTER FOUR.
                       SELECTION OF AUDITOR

     The Company's independent auditors for the year ended April 30, 1996 were BDO Seidman, Independent Certified Accountants. The Board of Directors of the Company have selected BDO Seidman, Independent Certified Public Accountants, to conduct an audit of the Company's financial statements for the fiscal year ending
April 30, 1997, subject to ratification of such appointment by the shareholders of the Company. The Board of Directors knows of no direct or indirect financial interest of BDO Seidman with the Company. A representative of BDO Seidman is expected to attend the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if he so desires.

     The Board of Directors of the Company unanimously recommends a vote FOR this proposal.

     OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING

     The Board of Directors knows of no other matters which properly may be presented at the Annual Meeting, but if other matters do properly come before the meeting, it is intended that the persons named in the proxy will vote according to their best judgment.

                      SECTION 16 COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, directors and persons who own more than ten percent of the shares of the Common Stock outstanding, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Officers, directors and greater than ten percent shareholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. Based upon review of the information provided to the Company, the Company believes that during the year ended April 30, 1996, officers, directors and greater than ten percent shareholders complied with all Section 16(a) filing requirements.

        SHAREHOLDER PROPOSALS FOR THE 1997 ANNUAL MEETING

     To be considered for inclusion in the proxy statement relating to the Annual Meeting to be held in September 1997, shareholder proposals must be received at the principal executive offices of the Company at 5800 North MoPac Expressway, Austin, Texas 78731 no later than April 14, 1997. If such proposal is in compliance with all of the requirements of 17 C.F.R. Section 240.14a-8 ("Rule 14a-8") of the Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), it will be included in the proxy statement and set forth on the appropriate form of proxy issued for such annual meeting of shareholders. It is urged that any such proposals be sent certified mail, return receipt requested.

     Shareholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Article SIXTH of the Company's Articles of Incorporation and
Section 15 of its Bylaws. For business to be properly brought before an annual meeting, a shareholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a shareholder's notice must be delivered to or mailed by first class United States mail, postage prepaid, to the principal executive offices of the Company not later than the close of business on the tenth day following the day on which notice of the annual meeting was mailed to the shareholders. A shareholder's notice must set forth certain information in accordance with
Section 15 of the Company's Bylaws. The notice must include the shareholder's name and address, as they appear on the Company's record of shareholders, the class and number of shares of the Company's Common Stock beneficially owned by such shareholder, a brief description of the proposed business, the reason for considering such business at the annual meeting and any material interest of the shareholder in the proposed business.

     A copy of the Form 10-KSB (without exhibits) for the year ended April 30, 1996 as filed with the SEC will be furnished without charge to shareholders of record upon written request to Horizon Bancorp, Inc., Paul A. Antrim, Secretary, 5800 North MoPac Expressway, Austin, Texas 78731.

                                   BY THE ORDER OF THE BOARD OF
                                   DIRECTORS:



                                   By:  /s/ Douglas B. Kadison
                                      Douglas B. Kadison,
                                      Chairman of the Board of
                                      Directors
Austin, Texas
August 8, 1996


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED
POSTAGE-PAID ENVELOPE.

                                                EXHIBIT A



                      HORIZON BANCORP, INC.

              1997 Stock Option and Incentive Plan


     1. Plan Purpose. The purpose of the Plan is to promote the long-term interests of the Corporation and its shareholders by providing a means for attracting and retaining directors, advisory directors, officers and employees of the Corporation and its Affiliates. It is intended that designated Options granted pursuant to the provisions of this Plan to persons employed by the Corporation or its Affiliates will quality as Incentive Stock Options. Options granted to persons who are not employees will be Non-Qualified Stock Options.

     2. Definitions. The following definitions are applicable to the Plan:

          "Affiliate" - means any "parent corporation" or "subsidiary corporation" of the Corporation, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

          "Award" - means the grant of an Incentive Stock Option, a Non-Qualified Stock Option, a Stock Appreciation Right, a Limited Stock Appreciation Right, or of Restricted Stock, or any combination thereof, as provided in the Plan.

          "Bank" - means Horizon Bank & Trust, SSB and any successor entity.

          "Code" - means the Internal Revenue Code of 1986, as amended,
          "Committee" - means the Committee referred to in Section
3 hereof.

          "Continuous Service" - means the absence of any interruption or termination of service as a director, advisory director, officer or employee of the Corporation or an Affiliate, except that when used with respect to persons granted an Incentive Option means the absence of any interruption or termination of service as an employee of the Corporation or an Affiliate. Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Corporation or in the case of transfers between payroll locations of the Corporation or between the Corporation, its parent, its subsidiaries or its successor. With respect to any advisory director, continuous service shall mean availability to perform such functions as may be required of the Bank's advisory directors.

          "Corporation" - means Horizon Bancorp, Inc., a Texas corporation.

          "Disinterested Person" - means any member of the Board of Directors of the Corporation who (A) is an outside director as defined under Section 162(m) of the Code and the regulations thereunder and (B) a person who within the prior year has not been, and is not being, granted any awards related to the Shares under this Plan or any other plan of the Corporation or any of its Affiliates except for awards which (i) are calculated in accordance with a formula as contemplated in paragraph (c)(ii) of Rule 16b-3 ("Rule 16b-3") under the Securities Exchange Act of 1934; (ii) result from participation in an ongoing securities acquisition plan meeting the conditions of paragraph (d)(2) of Rule 16b-3; or, (iii) arise from an election by a director to receive all or part of his board fees in securities. No recipient of a stock award granted pursuant to Section 21 hereof shall be deemed not to be a Disinterested Person solely by reason of such grant.

          "Employee" - means any person, including an officer or director, who is employed by the Corporation or any Affiliate.

          "ERISA" - means the Employee Retirement Income Security
Act of 1974, as amended.

          "Exercise Price" - means (i) in the case of an Option, the price per Share at which the Shares subject to such Option may be purchased upon exercise of such Option and (ii) in the case of a Right, the price per Share (other than the Market Value per Share on the date of exercise and the Offer Price per Share as defined in
Section 10 hereof) which, upon grant, the Committee determines shall be utilized in calculating the aggregate value which a Participant shall be entitled to receive pursuant to Sections 9, 10 or 13 hereof upon exercise of such Right.

          "Incentive Stock Option" - means an option to purchase Shares granted by the Committee pursuant to Section 6 hereof which is subject to the limitations and restrictions of Section 8 hereof and is intended to qualify under Section 422(b) of the Code.

          "Limited Stock Appreciation Right" - means a stock appreciation right with respect to Shares granted by the Committee pursuant to Sections 6 and 10 hereof.

          "Market Value" - means the average of the high and low quoted sales price on the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) of a Share on the Composite Tape for the New York Stock Exchange-Listed Stocks, or, if on such date the Shares are not quoted on the Composite Tape, on the New York Stock Exchange, or, if the Shares are not listed or admitted to trading on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which the Shares are listed or admitted to trading, or, if the Shares are not listed or admitted to trading on any such exchange, the mean between the closing high bid and low asked quotations with respect to a Share on such date on the National Association of Securities Dealers, Inc., Automated Quotations System, or any similar system then in use, or, if no such quotations are available, the fair market value on such date of a Share as the Committee shall determine.

          "Non-Qualified Stock Option" - means an option to purchase Shares granted by the Committee pursuant to Section 6 hereof, which option is not intended to qualify under
Section 422(b) of the Code.

          "Option" - means an Incentive Stock Option or a
Non-Qualified Stock Option.

          "Participant" - means any officer, director, advisory director or employee of the Corporation or any Affiliate who is selected by the Committee to receive an Award.

          "Plan" - means the 1997 Stock Option and Incentive Plan of the Corporation.

          "Related" - means (i) in the case of a Right, a Right which is granted in connection with, and to the extent exercisable, in whole or in part, in lieu of, an Option or another Right and
(ii) in the case of an Option, an Option with respect to which and to the extent a Right is exercisable, in whole or in part, in lieu thereof has been granted.

          "Restricted Period" - means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under Section 11 hereof with respect to Restricted
Stock awarded under the Plan.

          "Restricted Stock" - means Shares which have been contingently awarded to a Participant by the Committee subject to the restrictions referred to in Section 11 hereof, so long as such restrictions are in effect.

          "Right" - means a Limited Stock Appreciation Right or a
Stock Appreciation Right.

          "Shares" - means the shares of common stock of the Corporation.

          "Senior Officer" - means the Corporation's president, principal financial officer, or principal accounting officer, any vice president of the Corporation in charge of a principal business unit, division or function (such as lending, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Corporation. Officers of the Corporation's Affiliates shall be deemed Senior Officers of the Corporation if they perform such policy-making functions for the Corporation.

          "Stock Appreciation Right" - means a stock appreciation right with respect to Shares granted by the Committee pursuant to Sections 6 and 9 hereof.

          "Ten Percent Beneficial Owner" - means the beneficial owner of more than ten percent of any class of the Corporation's equity securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

     3. Administration. The Plan shall be administered by a Committee consisting of two or more members, each of whom shall be a Disinterested Person. The members of the Committee shall be appointed by the Board of Directors of the Corporation. Except as limited by the express provisions of the Plan, the Committee shall have sole and complete authority and discretion to (i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan;
(iv) prescribe the form and terms of instruments evidencing such grants and (v) establish from time to time regulations for the administration of the Plan, interpret the Plan, and make all determinations deemed necessary or advisable for the administration of the Plan. The Committee may maintain, and update from time to time as appropriate, a list designating selected directors as Disinterested Persons. The purpose of such list shall be to evidence the status of such individuals as Disinterested Persons, and the Board of Directors may appoint to the Committee any individual actually qualifying as a Disinterested Person, regardless of whether identified as such on said list.

     A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

     4. Participation in Committee Awards. The Committee may select from time to time Participants in the Plan from those directors, advisory directors, officers and employees (other than Disinterested Persons), of the Corporation or its Affiliates who, in the opinion of the Committee, have the capacity for contributing to the successful performance of the Corporation or its Affiliates.

     5. Shares Subject to Plan. Subject to adjustment by the operation of Section 12 hereof, the maximum number of Shares with respect to which Awards may be made under the Plan is 65,000 shares. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued shares or issued shares heretofore or hereafter reacquired and held as treasury shares. Shares which are subject to Related Rights and Related Options shall be counted only once in determining whether the maximum number of Shares with respect to which Awards may be granted under the Plan has been exceeded. An Award shall not be considered to have been made under the Plan with respect to any Option or Right which terminates or with respect to Restricted Stock which is forfeited, and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination or forfeiture has occurred.

     6. General Terms and Conditions of Options and Rights. The Committee shall have full and complete authority and discretion, except as expressly limited by the Plan, to grant Options and/or Rights and to provide the terms and conditions (which need not be identical among Participants) thereof. In particular, the Committee shall prescribe the following terms and conditions: (i) the Exercise Price of any Option or Right, which shall not be less than the Market Value per Share at the date of grant of such Option or Right, (ii) the number of Shares subject to, and the expiration date of, any Option or Right, which expiration date shall not exceed ten years from the date of grant, (iii) the manner, time and rate (cumulative or otherwise) of exercise of such Option or Right, and (iv) the restrictions, if any, to be placed upon such Option or Right or upon Shares which may be issued upon exercise of such Option or Right. The Committee may, as a condition of granting any Option or Right, require that a Participant agree not to thereafter exercise one or more Options or Rights previously granted to such Participant.

     7.   Exercise of Options or Rights.

          (a) Except as provided herein, an Option or Right granted under the Plan shall be exercisable during the lifetime of the Participant to whom such Option or Right was granted only by such Participant and, except as provided in paragraphs (c) and (d) of this Section 7, no such Option or Right may be exercised unless at the time such Participant exercises such Option or Right, such Participant has maintained Continuous Service since the date of grant of such Option or Right. Cash settlements of Rights may be made only in accordance with any applicable restrictions pursuant to Rule 16b-3(e) under the Securities Exchange Act of 1934 or any similar or successor provision.

          (b) To exercise an Option or Right under the Plan, the Participant to whom such Option or Right was granted shall give written notice to the Corporation in form satisfactory to the Committee (and, if partial exercises have been permitted by the Committee, by specifying the number of Shares with respect to which such Participant elects to exercise such Option or Right) together with full payment of the Exercise Price, if any and to the extent required. The date of exercise shall be the date on which such notice is received by the Corporation. Payment, if any is required, shall be made either (i) in cash (including check, bank draft or money order) or (ii) if permitted by the Committee, by delivering (A) Shares already owned by the Participant and having a fair market value equal to the applicable exercise price, such fair market value to be determined in such appropriate manner as may be provided by the Committee or as may be required in order to comply with or to conform to requirements of any applicable laws or regulations, or (B) a combination of cash and such Shares.

          (c) If a Participant to whom an Option or Right was granted shall cease to maintain Continuous Service for any reason (including total or partial disability and normal or early retirement, but excluding death and termination of employment by the Corporation or any Affiliate for cause), such Participant may, but only within the period of three months immediately succeeding such cessation of Continuous Service (or one year in the case of a disability as defined in Section 22(e)(3) of the Code) and in no event after the expiration date of such Option or Right, exercise such Option or Right to the extent that such Participant was entitled to exercise such Option or Right at the date of such cessation, provided, however, that such right of exercise after cessation of Continuous Service shall not be available to a Participant if the Committee otherwise determines and so provides in the applicable instrument or instruments evidencing the grant of such Option or Right. Notwithstanding the foregoing, if a Participant to whom an Option or Right was granted shall cease to maintain Continuous Service due to normal retirement, and such Participant has served the Corporation or the Bank for at least ten years, the Option or Right granted to such Participant shall become immediately exercisable, and the Participant may exercise such Option or Right only during the shortest of the following periods
(i) the five year period immediately succeeding such cessation of Continuous Service, or (ii) the period remaining until the expiration of such Option or Right. If the Continuous Service of a Participant to whom an Option or Right was granted by the Corporation is terminated for cause, all rights under any Option or Right of such Participant shall expire immediately upon the giving to the Participant of notice of such termination.

          (d) In the event of the death of a Participant while in the Continuous Service of the Corporation or an Affiliate or within the three month or five year periods referred to in paragraph (c) of this Section 7, the person to whom any Option or Right held by the Participant at the time of his death is transferred by will or the laws of descent and distribution, or in the case of an Award other than an Incentive Stock Option, pursuant to a qualified domestic relations order, as defined in the Code or Title I of ERISA or the rules thereunder may, but only to the extent such Participant was entitled to exercise such Option or Right immediately prior to his death, exercise such Option or Right at any time within a period of one year succeeding the date of death of such Participant, but in no event later than ten years from the date of grant of such Option or Right. Following the death of any Participant to whom an Option was granted under the Plan, irrespective of whether any Related Right shall have theretofore been granted to the Participant or whether the person entitled to exercise such Related Right desires to do so, the Committee may, as an alternative means of settlement of such Option, elect to pay to the person to whom such Option is transferred by will or by the laws of descent and distribution, or in the case of an Option other than an Incentive Stock Option, pursuant to a qualified domestic relations order, as defined in the Code or Title I of ERISA or the rules thereunder, the amount by which the Market Value per Share on the date of exercise of such Option shall exceed the Exercise Price of such Option, multiplied by the number of Shares with respect to which such Option is properly exercised. Any such settlement of an Option shall be considered an exercise of such Option for all purposes of the Plan.

          (e) Notwithstanding the provisions of subparagraphs (c) and (d) above, the Committee may, in its sole discretion, establish different terms and conditions pertaining to the effect of termination to the extent permitted by applicable federal and state law.

     8. Incentive Stock Options. Incentive Stock Options may be granted only to Participants who are Employees. Any provision of the Plan to the contrary notwithstanding, (i) no Incentive Stock Option shall be granted more than ten years from the earlier of the date the Plan is adopted by the Board of Directors of the Corporation and the date the Plan is approved by the shareholders and no Incentive Stock Option shall be exercisable more than ten years from the date such Incentive Stock Option is granted, (ii) the Exercise Price of any Incentive Stock Option shall not be less than the Market Value per Share on the date such Incentive Stock Option is granted, (iii) any Incentive Stock Option shall not be transferable by the Participant to whom such Incentive Stock Option is granted other than by will or the laws of descent and distribution, and shall be exercisable during such Participant's lifetime only by such Participant, (iv) no Incentive Stock Option shall be granted to any individual who, at the time such Incentive Stock Option is granted, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation or any Affiliate unless the Exercise Price of such Incentive Stock Option is at least 110 percent of the Market Value per Share at the date of grant and such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted, and (v) the aggregate Market Value (determined as of the time any Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant in any calendar year shall not exceed $100,000.

     9. Stock Appreciation Rights. A Stock Appreciation Right shall, upon its exercise, entitle the Participant to whom such Stock Appreciation Right was granted to receive a number of Shares or cash or combination thereof, as the Committee in its discretion shall determine, the aggregate value of which (i.e., the sum of the amount of cash and/or Market Value of such Shares on date of exercise) shall equal (as nearly as possible, it being understood that the Corporation shall not issue any fractional shares) the amount by which the Market Value per Share on the date of such exercise shall exceed the Exercise Price of such Stock Appreciation Right, multiplied by the number of Shares with respect of which such Stock Appreciation Right shall have been exercised. A Stock Appreciation Right may be Related to an Option or may be granted independently of any Option as the Committee shall from time to time in each case determine. At the time of grant of an Option the Committee shall determine whether and to what extent a Related Stock Appreciation Right shall be granted with respect thereto; provided, however, and notwithstanding any other provision of the Plan, that if the Related Option is an Incentive Stock Option, the Related Stock Appreciation Right shall satisfy all the restrictions and limitations of Section 8 hereof as if such Related Stock Appreciation Right were an Incentive Stock Option and as if other rights which are Related to Incentive Stock Options were Incentive Stock Options. In the case of a Related Option, such Related Option shall cease to be exercisable to the extent of the Shares with respect to which the Related Stock Appreciation Right was exercised. Upon the exercise or termination of a Related Option, any Related Stock Appreciation Right shall terminate to the extent of the Shares with respect to which the Related Option was exercised or terminated. Notwithstanding the foregoing, no Stock Appreciation Right shall be exercisable by a director, Senior Officer or Ten Percent Beneficial Owner of the Corporation within six months of the date of its grant.

     10. Limited Stock Appreciation Rights. At the time of grant of an Option or Stock Appreciation Right to any Participant, the Committee shall have full and complete authority and discretion to also grant to such Participant a Limited Stock Appreciation Right which is Related to such Option or Stock Appreciation Right; provided, however and notwithstanding any other provision of the Plan, that if the Related Option is an Incentive Stock Option, the Related Limited Stock Appreciation Right shall satisfy all the restrictions and limitations of Section 8 hereof as if such Related Limited Stock Appreciation Right were an Incentive Stock Option and as if all other Rights which are Related to Incentive Stock Options were Incentive Stock Options. Notwithstanding any other provision of the Plan, a Limited Stock Appreciation Right shall be exercisable only during the period beginning on the first day following the date of expiration of any "offer" (as such term is hereinafter defined) and ending on the forty-fifth day following such date, provided, however, that no Limited Stock Appreciation Right shall be exercisable by a director, Senior Officer or Ten Percent Beneficial Owner within six months of the date of its grant.

     A Limited Stock Appreciation Right shall, upon its exercise, entitle the Participant to whom such Limited Stock Appreciation Right was granted to receive an amount of cash equal to the amount by which the "Offer Price per Share" (as such term is hereinafter defined) or the Market Value on the date of such exercise, as shall have been provided by the Committee in its discretion at the time of grant, shall exceed the Exercise Price of such Limited Stock Appreciation Right, multiplied by the number of Shares with respect to which such Limited Stock Appreciation Right shall have been exercised. Upon the exercise of a Limited Stock Appreciation Right, any Related Option and/or Related Stock Appreciation Right shall cease to be exercisable to the extent of the Shares with respect to which such Limited Stock Appreciation Right was exercised. Upon the exercise or termination of a Related Option or Related Stock Appreciation Right, any Related Limited Stock Appreciation Right shall terminate to the extent of the Shares with respect to which such Related Option or Related Stock Appreciation Right was exercised or terminated.

     For the purposes of this Section 10, the term "Offer" shall mean any tender offer or exchange offer for Shares other than one made by the Corporation, provided that the corporation, person or other entity making the offer acquires pursuant to such offer either (i) 25% of the Shares outstanding immediately prior to the commencement of such offer or (ii) a number of Shares which, together with all other Shares acquired in any tender offer or exchange offer (other than one made by the Corporation) which expired within sixty days of the expiration date of the offer in question, equals 25% of the Shares outstanding immediately prior to the commencement of the offer in question. The term "Offer Price per Share" as used in this Section 10 shall mean the highest price per Share paid in any Offer which Offer is in effect any time during the period beginning on the sixtieth day prior to the date on which a Limited Stock Appreciation Right is exercised and ending on the date on which such Limited Stock Appreciation Right is exercised. Any securities or property which are part or all of the consideration paid for Shares in the Offer shall be valued in determining the Offer Price per Share at the higher of (A) the valuation placed on such securities or property by the corporation, person or other entity making such Offer or (B) the valuation placed on such securities or property by the Committee.

     11. Terms and Conditions of Restricted Stock. The Committee shall have full and complete authority, subject to the limitations of the Plan, to grant awards of Restricted Stock and, in addition to the terms and conditions contained in paragraphs (a) through (f) of this Section 11, to provide such other terms and conditions (which need not be identical among Participants) in respect of such Awards, and the vesting thereof, as the Committee shall determine and provide in the agreement referred to in paragraph (d) of this
Section 11.

          (a) At the time of an award of Restricted Stock, the Committee shall establish for each Participant a Restricted Period of not less than six months during which or at the expiration of which, as the Committee shall determine and provide in the agreement referred to in paragraph (d) of this Section 11, the Shares awarded as Restricted Stock shall vest. Subject to any such other terms and conditions as the Committee shall provide, shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, except as hereinafter provided, during the Restricted Period. Except for such restrictions, and subject to paragraphs (c), (d) and (e) of this
Section 11 and Section 12 hereof, the Participant as owner of such shares shall have all the rights of a stockholder, including but not limited to the right to receive all dividends paid on such shares and the right to vote such shares. The Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to any shares of Restricted Stock prior to the expiration of the Restricted Period with respect thereto, or to remove any or all of such restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of such Restricted Period.

          (b) Except as provided in Section 14 hereof, if a Participant ceases to maintain Continuous Service for any reason (other than death, total or partial disability or normal or early retirement) unless the Committee shall otherwise determine, all shares of Restricted Stock theretofore awarded to such Participant and which at the time of such termination of Continuous Service are subject to the restrictions imposed by paragraph (a) of this
Section 11 shall upon such termination of Continuous Service be forfeited and returned to the Corporation. Unless the Committee shall have provided in the agreement referred to in paragraph (d) of this Section 11 for a ratable lapse of restrictions with respect to an award of shares of Restricted Stock during the Restricted Period, if a Participant ceases to maintain Continuous Service by reason of death, total or partial disability or normal or early retirement, such portion of such shares of Restricted Stock awarded to such Participant which at the time of such termination of Continuous Service are subject to the restrictions imposed by paragraph (a) of this Section 11 as shall be equal to the portion of the Restricted Period with respect to such shares which shall have elapsed at the time of such termination of Continuous Service shall be free of restrictions and shall not be forfeited.

          (c) Each certificate in respect of shares of Restricted Stock awarded under the Plan shall be registered in the name of the Participant and deposited by the Participant, together with a stock power endorsed in blank, with the Corporation and shall bear the following (or a similar) legend:

          "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the 1997 Stock Option and Incentive Plan of Horizon Bancorp, Inc. and an Agreement entered into between the registered owner and Horizon Bancorp, Inc. Copies of such Plan and Agreement are on file in the offices of the Secretary of Horizon Bancorp, Inc., 5800 North MoPac Expressway, Austin, Texas 78731."

          (d) At the time of an award of shares of Restricted Stock, the Participant shall enter into an Agreement with the Corporation in a form specified by the Committee, agreeing to the terms and conditions of the award and such other matters as the Committee shall in its sole discretion determine.

          (e) At the time of an award of shares of Restricted Stock, the Committee may, in its discretion, determine that the payment to the Participant of dividends declared or paid on such shares, or specified portion thereof, by the Corporation shall be deferred until the earlier to occur of (i) the lapsing of the restrictions imposed under paragraph (a) of this Section 11 or
(ii) the forfeiture of such shares under paragraph (b) of this
Section 11, and shall be held by the Corporation for the account of the Participant until such time. In the event of such deferral, there shall be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends, together with interest accrued thereon as aforesaid, shall be made upon the earlier to occur of the events specified in (i) and (ii) of the immediately preceding sentence.

          (f) At the expiration or lapse of the restrictions imposed by paragraph (a) of this Section 11, the Corporation shall redeliver to the Participant (or where the relevant provision of paragraph (b) of this Section 11 applies in the case of a deceased Participant, to his legal representative, beneficiary or heir) the certificate(s) and stock power deposited with it pursuant to paragraph (c) of this Section 11 and the Shares represented by such certificate(s) shall be free of the restrictions referred to in paragraph (a) of this Section 11.

     12. Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Corporation, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan and the number and class of shares with respect to which Awards theretofore have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any shares of stock or other securities received, as a result of any of the foregoing, by a Participant with respect to Restricted Stock shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Corporation in the manner provided in Section 11 hereof.

     13. Effect of Merger. In the event of any merger, consolidation or combination of the Corporation (other than a merger, consolidation or combination in which the Corporation is the continuing entity and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof) pursuant to a plan or agreement the terms of which are binding upon all shareholders of the Corporation (except to the extent that dissenting shareholders may be entitled, under statutory provisions or provisions contained in the certificate of incorporation, to receive the appraised or fair value of their holdings), any Participant to whom an Option or Right has been granted at least six months prior to such event shall have the right (subject to the provisions of the Plan and any limitation applicable to such Option or Right), thereafter and during the term of each such Option or Right, to receive upon exercise of any such Option or Right an amount equal to the excess of the fair market value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a Share over the Exercise Price of such Right or Option, multiplied by the number of Shares with respect to which such Option or Right shall have been exercised. Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in such merger, consolidation or combination, or partly in cash and partly in one or more of such kind or kinds of property, all in the discretion of the Committee. Unless the Committee shall have provided otherwise in the agreement referred to in paragraph (d) of Section 11 hereof, in the event of any such merger, consolidation or combination any Restricted Period shall lapse with respect to Shares of Restricted Stock awarded at least six months prior to such event, all such Shares shall be fully vested in the Participants to whom such Shares were awarded, and the holders of such Shares shall be eligible to receive in respect thereof the full amount receivable per Share in such merger, consolidation or combination.

     14. Effect of Change in Control. Each of the events specified in the following clauses (i) through (iii) of this
Section 14 shall be deemed a "change of control": (i) any third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, shall become the beneficial owner of shares of the Corporation with respect to which 25% or more of the total number of votes for the election of the Board of Directors of the Corporation may be cast, (ii) as a result of, or in connection with, any cash tender offer, exchange offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Corporation shall cease to constitute a majority of the Board of Directors of the Corporation or (iii) the shareholders of the Corporation shall approve an agreement providing either for a transaction in which the Corporation will cease to be an independent publicly owned entity or for a sale or other disposition of all or substantially all the assets of the Corporation provided, however, that the occurrence of any such events shall not be deemed a "change in control" if, prior to such occurrence, a resolution specifically approving such occurrence shall have been adopted by at least a majority of the Board of Directors of the Corporation. If the Continuous Service of any Participant of the Corporation or any Affiliate is involuntarily terminated for whatever reason, at any time within eighteen months after a change in control, unless the Committee shall have otherwise provided in the agreement referred to in paragraph (d) of
Section 11 hereof, any Restricted Period with respect to Restricted Stock theretofore awarded to such Participant shall lapse upon such termination and all Shares awarded as Restricted Stock shall become fully vested in the Participant to whom such Shares were awarded. If a tender offer or exchange offer for Shares (other than such an offer by the Corporation) is commenced, or if the event specified in clause (iii) above shall occur, unless the Committee shall have otherwise provided in the instrument evidencing the grant of an Option or Stock Appreciation Right, all Options and Stock Appreciation Rights theretofore granted and not fully exercisable shall become exercisable in full upon the happening of such event and shall remain so exercisable for a period of sixty days following such date, after which they shall revert to being exercisable in accordance with their terms; provided, however, that no Option or Stock Appreciation Right shall be exercisable by a director, Senior Officer or Ten Percent Beneficial Owner of the Corporation within six months of the date of grant of such Option or Stock Appreciation Right and no Option or Stock Appreciation Right which has previously been exercised or otherwise terminated shall become exercisable.

     15. Assignments and Transfers. No Award nor any right or interest of a Participant under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution or, in the case of Awards other than Incentive Stock Options, pursuant to a qualified domestic relations order, as defined in the Code or Title I of ERISA or the rules thereunder.

     16. Employee Rights Under the Plan. No director, officer or employee shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant and no director, officer, employee or other person shall have any claim or right to he granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Corporation or any Affiliate.

     17. Delivery and Registration of Stock. The Corporation's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933, as amended, or any other Federal, state or local securities legislation or regulation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such securities act or other securities legislation. The Corporation shall not be required to deliver any Shares under the Plan prior to
(i) the admission of such shares to listing on any stock exchange on which Shares may then be listed, and (ii) the completion of such registration or other qualification of such Shares under any state or Federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

     This Plan is intended to comply with Rule 16b-3 under the Securities Exchange Act of 1934. Any provision of the Plan which is inconsistent with said Rule shall, to the extent of such inconsistency, be inoperative and shall not affect the validity of the remaining provisions of the Plan.

     18. Withholding Tax. Upon the termination of the Restricted Period with respect to any shares of Restricted Stock (or at any such earlier time, if any, that an election is made by the Participant under Section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Corporation shall retain a sufficient number of shares held by it to cover the amount required to be withheld. The Corporation shall have the right to deduct from all dividends paid with respect to shares of Restricted Stock the amount of any taxes which the Corporation is required to withhold with respect to such dividend payments.

     The Corporation shall have the right to deduct from all amounts paid in cash with respect to the exercise of a Right under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option or Right pursuant to the Plan, the Corporation shall have the right to require the Participant or such other person to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such Shares.

     No discretion or choice shall be conferred upon any Participant, or other Person entitled to receive Shares, with respect to the form, timing or method of any such tax withholding.

     19. Amendment or Termination. The Board of Directors of the Corporation may amend, suspend or terminate the Plan or any portion thereof at any time, but (except as provided in Section 12 hereof) no amendment shall be made without approval of the shareholders of the Corporation which shall (i) materially increase the aggregate number of Shares with respect to which Awards may be made under the Plan, (ii) materially increase the aggregate number of Shares which may be subject to Awards to Participants who are not Employees or
(iii) change the class of persons eligible to participate in the Plan; provided, however, that no such amendment, suspension or termination shall impair the rights of any Participant, without his consent, in any Award theretofore made pursuant to the Plan.

     20. Effective Date and Term of Plan. The Plan shall become effective upon its adoption by the Board of Directors of the Corporation, subject to the approval of the Plan by stockholders of the Corporation. It shall continue in effect for a term of ten years from the earlier of the date of adoption of the Plan by the Board of Directors or its approval by the shareholders, unless sooner terminated under Section 19 hereof.

     21. Formula Grant. If any options are granted under the Plan, the following non-employee members of the Board of Directors of the Corporation at the time of stockholder ratification of this Plan are hereby granted ten-year, Non-Qualified Stock Option to the following shares: Robert Ellis 7,309 shares and Michael Rotman 3,655 shares. The Exercise Price per share on such options shall equal the Market Value per share of the Shares on the date of grant. Each such Option shall be evidenced by a Non-Qualified Stock Option Agreement in a form approved by the Board of Directors and shall be subject in all respects to the terms and conditions of this Plan, which are controlling.

     22. Notwithstanding anything else in this Plan to the contrary, to the extent that the Plan provides for formula awards, as defined in Rule 16b-3(c)(2)(ii) under the Securities Exchange Act of 1934, such provisions may not be amended more than once every six months, other than to comport with changes in the Code, ERISA or the rules thereunder.

                                                   APPENDIX

PROXY                 HORIZON BANCORP, INC.
                   5800 North MoPac Expressway
                       Austin, Texas  78731
                          (512) 371-0700

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned appoints the directors of Horizon Bancorp, Inc., Douglas B. Kadison, Charles S. Nichols, Jr., Paul A. Antrim, Robert J. Ellis and Michael Rotman, and each of them, as the proxy for the undersigned, with power of substitution, to vote and otherwise represent all of the shares of the undersigned at the Annual Meeting of Shareholders of the Corporation on September 24, 1996, and any adjournments thereof, with the same effect as if the undersigned were present and voting the shares, on the following matters and in the following manner:

1.   ELECTION OF  PAUL A. ANTRIM AND MICHAEL ROTMAN, M.D. AS
     DIRECTORS.

     [ ]FOR BOTH NOMINEES               [ ]WITHHOLD AUTHORITY TO
     (EXCEPT AS MARKED TO                  VOTE FOR BOTH NOMINEES
     THE CONTRARY BELOW)

     INSTRUCTION: To withhold your vote for any individual nominee, write that name on the following line:


2. TO APPROVE A PROPOSAL TO RATIFY THE ADOPTION OF THE 1997 STOCK OPTION AND INCENTIVE PLAN.

     [ ]FOR                   [ ]AGAINST               [ ]ABSTAIN

3. TO APPROVE A PROPOSAL TO AMEND THE COMPANY'S 1992 COMPENSATORY STOCK OPTION PROGRAM WHICH WILL REMOVE CERTAIN CONDITIONS FOR THE EXERCISE OF SUCH OPTIONS.

     [ ]FOR                   [ ]AGAINST               [ ]ABSTAIN

4. TO APPROVE A PROPOSAL TO RATIFY THE APPOINTMENT OF BDO SEIDMAN AS INDEPENDENT AUDITORS FOR THE CORPORATION FOR THE CURRENT
     YEAR.

     [ ]FOR                   [ ]AGAINST               [ ]ABSTAIN

5.   TO VOTE OR OTHERWISE REPRESENT THE SHARES ON SUCH OTHER
     BUSINESS AS MAY BE PROPERLY BROUGHT BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF ACCORDING TO THEIR DECISION.

                (Continued and to be signed on the reverse side.)

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE ELECTION OF PAUL A. ANTRIM AND MICHAEL ROTMAN, M.D. AS DIRECTORS AND EACH OF THE ABOVE PROPOSALS. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

     The undersigned acknowledges receipt of the Notice of Annual
Shareholders' Meeting, the Annual Report of the Company on Form
10-KSB and the Proxy Statement.

     Dated:  ______________, 1996.




                                       Signature




                                        Signature, if held jointly


NOTE:   Please vote, date and then sign your name as it appears on your stock certificate. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.


     PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
              IN THE ENCLOSED POSTAGE-PAID ENVELOPE.